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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                          NORDIC EQUITY PARTNERS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                     13-3853305
           (STATE OF INCORPORATION                           (I.R.S. EMPLOYER
               OR ORGANIZATION)                            IDENTIFICATION NO.)

        120 WALL STREET, NEW YORK, NY                             10005
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

             TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
             TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
             -------------------                      ------------------------------


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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                    COMMON STOCK, PAR VALUE $.0001 PER SHARE
                                (TITLE OF CLASS)

                   REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                (TITLE OF CLASS)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Incorporated by reference to the section entitled "Description of Securities" contained in the Prospectus which forms a part of the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, as amended, File No. 333-12841.

ITEM 2.  EXHIBITS.

     1. Articles of Incorporation, as amended -- incorporated by reference,
Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File No. 333-12841.

     2. By-Laws of the Registrant -- incorporated by reference, Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-12841.

     3. Form of Common Stock Certificate -- incorporated by reference, Exhibit
4.3 to the Registrant's Amendment No. 2 to the Registration Statement on Form S-1, File No. 333-12841.

     4. Form of Common Stock Purchase Warrant -- incorporated by reference,
Exhibit 4.4 to the Registrant's Amendment No. 2 to the Registration Statement on Form S-1, File No. 333-12841.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          NORDIC EQUITY PARTNERS CORP.


                                          By:        /s/ BJORN NYSTED
                                            ------------------------------------
                                                  Bjorn Nysted, President

Dated: January 14, 1997

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